Exhibit 99.1
MAY 2022 Helix Energy Solutions Company Update

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the proposed transaction, COVID-19 pandemic and oil price volatility and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our spending and cost reduction plans and our ability to manage changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding our environmental, social and governance ("ESG") initiatives; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities including regulatory initiatives by the U.S. administration; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to secure and realize backlog; the effectiveness of our ESG disclosures; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by the securities laws.

Social Media

From time to time we provide information about Helix on social media, including:

- Twitter: @Helix_ESG
- LinkedIn: www.linkedin.com/company/helix-energy-solutions-group
- Facebook: www.facebook.com/HelixEnergySolutionsGroup
- Instagram: www.instagram.com/helixenergysolutions
- YouTube: www.youtube.com/user/HelixEnergySolutions

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HELIX COMPANY OVERVIEW

Helix Energy Solutions provides specialty services to the offshore energy industry with a focus on well intervention and robotics operations

- Exposure to the full energy value chain: Oil & Gas to Renewables
- Oil & Gas services cover the lifecycle of a field and are critical to maximizing production economics and safely decommissioning end-of-life wells and infrastructure
- Expanding Renewables services where we currently offer trenching, site clearance, and subsea support
- Positioned for growth within the global transition to a more balanced energy landscape

Three reportable business segments: Well Intervention, Robotics and Production Facilities

Liquidity[1] of $271 million, negative net debt[2] of $1 million and contract backlog of $548 million as of March 31, 2022

Subsea Services Alliance with Schlumberger provides integrated equipment and services for subsea well intervention

Business Mix[3]

Revenue



10%
19%
$675 million
71%
Well Intervention
Robotics
Production Facilities

Global Operations[4]

***1,370 employees** worldwide and primarily operates in the Gulf of Mexico, Brazil, North Sea, Asia Pacific and West Africa regions*



7 Well Intervention Vessels
Seven dedicated well intervention vessels

4 ROV Support Vessels
Four ROV support vessels on term charters

40 Remotely Operated Vehicles (ROV)
40 work class ROVs

10 Intervention Systems
Six intervention riser systems, three subsea intervention lubricators, and one riserless openwater abandonment module

5 Robotics Assets
Four trenching systems and one ROVDrill system

4 Regional Offices
Houston, Texas, USA (HQ)
Aberdeen, United Kingdom
Rio de Janeiro, Brazil
Singapore

[1] Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under the Company's ABL facility excludes restricted cash, if any
[2] Net debt is calculated as long-term debt, including current maturities of long-term debt, less cash and cash equivalents and restricted cash
[3] Based on the twelve months ended December 31, 2021; Percentages exclude eliminations
[4] As of March 31, 2022

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HELIX COMPANY OVERVIEW 4 •World's leading provider of both well intervention and subsea robotics technologies to offshore energy industry •Pioneer and established leading provider of well intervention solutions with a competitive advantage •Track record of 1,594 wells and over 30 years of global experience •Large and growing addressable market in both well intervention and robotics •Industry-leading, built-for-purpose fleet that can be mobilized worldwide •Experienced and highly-skilled workforce •Strong robotics franchise with deepwater ROV track record in oil & gas, renewable energy, subsea mining, and specialty services that spans over 25 years •Strong culture of innovation, with best-in-class operations and technology portfolio •Core Health, Safety and Environment (HSE) values with proven track record •Comprehensive array of solutions offered via strategic alliance with Schlumberger •Our core offerings represent sustainable solutions, and our ability to help our customers achieve ESG successes provides long-term value to Helix shareholders

Why Helix? •Market leader in Well Intervention and Robotics/Trenching •Riser-based and riserless intervention capabilities •Increasing contribution of offshore renewables market •Planned expansion into the Gulf of Mexico shallow water market •Geographically diverse scope of operations •Large concentration of blue-chip customers •Purpose-built, advanced fleet •Integrated offerings •Healthy balance sheet and good liquidity position, with negative net debt at March 31, 2022 Why focus on Well Intervention and Robotics/Trenching •Low F&D cost for enhanced reserves •Extended well life via intervention defers cessation of production and P&A spend •P&A is regulatory driven; demand should increase over time •Demand for a more cost-effective solution to rigs •Robotics is essential for credible quality performance in deep- water operations •Expanding renewables market WHY CHOOSE HELIX? 5

SUSTAINABILITY We continue to implement and improve Environmental, Social and Governance (“ESG”) initiatives and disclosures throughout our business. We incorporate ESG initiatives into our core business values and priorities of safety, sustainability and value creation witha top-down approach led by management and our Board of Directors. Our Board and management are committed to implementing and improving ESG initiatives throughout our business. Our most recent version of our Corporate Sustainability Report (available here ) significantly expands our disclosures and transparency related to our operational, environmental, safety performance and human capital metrics and details the composition of our workforce and discloses our Scope 1, Scope 2 and Scope 3 greenhouse gas (“GHG”) metrics for 2019 and 2020, including target GHG reductions. Our Corporate Sustainability Report reflects our commitment to transition to a more sustainable future and continue the discussion regarding ESG in current and future disclosures, all of which we believe further creates value for our investors, customers and employees. 6

ENVIRONMENTAL, SOCIAL AND GOVERNANCE Environmental •Our business supports both the responsible transition from a carbon- based economy and extending the value and therefore the life cycle of underutilized wells, which in turn helps clients avoid drilling new wells. Social •Investment in our human capital is a priority at Helix. When hiring employees we strive to create value in the communities in which we operate by looking for local talent first Governance •Our Board defines diversity expansively (including diversity of gender, race, ethnicity and educational backgrounds) and has determined that it is desirable for the Board to have diverse viewpoints, professional experiences, backgrounds and skills, with the principal qualification of a director being the ability to act effectively on behalf of Company shareholders •Our Board’s Corporate Governance and Nominating Committee is currently actively engaged in a search for additional diversity on our Board and has engaged an independent search firm to assist with that process •Our Board has been significantly refreshed over the past three years, adding three new members •Our Board’s Corporate Governance and Nominating Committee oversees, assesses and reviews our ESG strategy, including with respect to climate change 7

Helix Well Ops is a leader in rigless offshore well intervention, providing fast, flexible and high-quality well management services Our purpose-built riserlessand riser-based well intervention vessels and subsea systems operate worldwide to provide customer value throughout the well life cycle Low operating costs and ability to mobilize quickly enables Helix’s vessels to operate at costs lower than offshore drilling rigs that provide intervention services WELL INTERVENTION Business Mix Revenue Well Intervention Robotics Production Facilities Based on the twelve months ended December 31, 2021; Percentages exclude eliminations and other $517 million 71% 8

•Fleet of seven purpose-built well intervention vessels •Both riser-based and riserless intervention systems •1,594 well intervention operations performed worldwide, includes production enhancement and abandonment operations •595 well abandonment operations performed worldwide •Geographically diverse scope of operations •Large concentration of blue-chip customers •Able to offer fully integrated intervention services through our Subsea Services Alliance with Schlumberger WHAT SETS HELIX APART IN WELL INTERVENTION 9

HELIX WELL INTERVENTION VESSELS & ASSETS Q4000 (Gulf of Mexico) Dynamically positioned class 3 (“DP3”) purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q5000 (Gulf of Mexico) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q7000 (West Africa / Asia Pacific) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Siem Helix 1 & Siem Helix 2 (Brazil) DP3 purpose-built well intervention vessels capable of completing a wide range of subsea projects Seawell (North Sea) Dynamically positioned class 2 (“DP2”) light well intervention and saturation diving vessel Well Enhancer (North Sea) DP3 custom designed well intervention and saturation diving vessel Intervention Riser Systems Utilized for wireline intervention, production logging, coiled-tubing operations, well stimulation and full plug and abandonment operations Subsea Intervention Lubricators Enable efficient and cost-effective riserless intervention or abandonment solutions for all subsea wells up to 1,500m water depth 10

Subsea Services Alliance created in 2015 to combine the expertise and capabilities of Helix and Schlumberger •Comprehensive subsea well construction, intervention and decommissioning portfolio o Helix provides marine support, operational expertise and project management capabilities o Schlumberger provides intervention and completion running technologies and subsea production systems (through OneSubsea) INTEGRATED APPROACH TO SUBSEA WELL SERVICES •Utilizes vessels that can handle well commissioning, intervention, artificial lift and abandonment services o Eliminates the need for costly offshore drilling rigs for support •Ongoing development of technologies that provide efficient products and services for the offshore market •Deep-and ultra-deepwaterbasins •High-pressure, high-temperature environments •Novel subsea well access, remediation and intervention for subsea production and processing •Complementary project managers with extensive experience to provide operational efficiency •A single source of expertise, services and technologies provides for simpler and more cost- effective subsea well intervention services while maximizing project safety 11

Helix Robotics Solutions is a leading supplier of subsea engineering services, operating state of the art remote operated vehicles (ROVs), seabed trenchers and support/construction vessels Our deep-water ROV track record spans over 25 years, including oil & gas, renewable energy, construction services and specialty services projects executed successfully around the world •Helix has a meaningful market share of the global ROV market, including the growing renewable energy industry •Helix charters vessels to support deployment of robotics assets and engages spot vessels on short-term charter agreements as needed HELIX ROBOTICS Business Mix Revenue Well Intervention Robotics Production Facilities $137 million Based on the twelve months ended December 31, 2021; Percentages exclude eliminations and other 19% 12

Grand Canyon II (Asia Pacific) A versatile and technically advanced DP3 multi-role construction support vessel Under charter agreement through December 2022 Grand Canyon III (North Sea) A versatile and technically advanced DP3 multi- role construction support vessel Under charter agreement through May 2023 Shelia Bordelon (Gulf of Mexico) A Jones Act Compliant DP2 ultra-light intervention vessel perfect Under charter agreement through February 2023 HELIX ROBOTICS VESSELS & ASSETS ROV Fleet (40 units) Highly maneuverable underwater robots that are capable of performing a broad array of subsea construction and well intervention tasks Subsea Trenchers (4 units) Provide subsea power cable, umbilical, pipeline and flowline trenching in water depths up to 3,000 meters ROVDrill Fully automated seabed operated drilling module capable of carrying out a range of drilling, sampling and in SITU tests Horizon Enabler (North Sea) DP2 multi-purpose ROV and light construction vessel for projects in both the offshore renewables and oil and gas sectors Under flexible charter agreement through December 2023 13

•A fleet of advanced work-class ROVs and trenchers, including several units custom built to our specifications •Our subsea expertise in robotics is applicable to both the Oil and Gas and renewables markets 1 •Leading provider for water jetting and mechanical cutting trenching solutions and ROV support for offshore oil and gas and wind farm development •Continued expansion of renewables offerings •Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions WHAT SETS HELIX APART IN ROBOTICS Renewable Energy Specialty Services Construction Services Oil & Gas 1 Revenue from renewables projects made up approximately 23% and 41% of Robotics revenues in 2021 and 2020, respectively 14

Helix Production Facilities includes the Helix Producer 1 floating production unit (FPU), which is operating under a production handling contract until at least June 1, 2023 The segment also includes the Helix Fast Response System and our ownership of the wells and related infrastructure associated with the Droshky Prospect in the Gulf of Mexico HELIX PRODUCTION FACILITIES Business Mix Revenue Well Intervention Robotics Production Facilities $69 million Based on the twelve months ended December 31, 2021; Percentages exclude eliminations and other 10% 15

Key Financial Metrics and Outlook 16

DEBT & LIQUIDITY PROFILE ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash; restricted cash at December 31, 2019 and 2021 and March31, 2022 of $54 million, $74 million and $73 million, respectively, related primarily to short-term project-related letters of credit 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; as of January 1, 2021, with the adoption of ASU 2020-06, the $44 million of discounts on our convertible senior notes due 2022, 2023 and 2026 were eliminated; beginning January 1, 2021, long-term debt is net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s $80 million ABL facilityand excludes restricted cash 4 Net debt is calculated as long-term debt (including current maturities of long-term debt) less cash and cash equivalents and restricted cash $267 $279 $208 $291 $254 $230 $(496) $(440) $(406) $(350) $(305) $(302) $348 $426 $380 $452 $305 $271 $(229) $(161) $(143) $(58) $22 $1 ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net debt⁴ 12/31/17 12/31/1812/31/1912/31/2012/31/213/31/22 17

DEBT INSTRUMENT PROFILE Total funded debt 1 of $310 million at 3/31/22 •$35 million Convertible Senior No tes 2 due 2022 –4.25% •$30 million Convertible Senior Notes due 2023 –4.125% •$200 million Convertible Senior Notes due 2026 –6.75% •$45 million MARAD Debt –4.93% •Semi-annual amortization payments through maturity in Q1 2027 $0 $50 $100 $150 $200 $250 202220232024202520262027 Principal Payment Schedule at 3/31/22 ($ in millions) CSN 2022 CSN 2023 CSN 2026 MARAD $39 $38 1 Excludes $8 million of remaining unamortized debt issuance costs 2 Convertible Senior Notes due 2022 settled May 2, 2022 $9 $210 $9 $5 18

Revenue Free Cash Flow 1 1 Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures, see non-GAAP reconciliations on slide 37 $581 $740 $752 $734 $675 $30 $29 $58 $22 $(62) ($80) ($60) ($40) ($20) $0 $20 $40 $60 $80 $0 $200 $400 $600 $800 20172018201920202021 Revenue Net Income (loss) Net income (loss) Adjusted EBITDA 1 FIVE YEAR TREND ($ IN MILLIONS) $107 $162 $180 $155 $96 ($169) $60 $31 $80 $132 ($200) ($150) ($100) ($50) $0 $50 $100 $150 $0 $25 $50 $75 $100 $125 $150 $175 $200 20172018201920202021 Adjusted EBITDA Free Cash Flow¹ 19

REVENUE DISPERSION ($ IN MILLIONS) Geography Segments 68% 74% 73% 71% 74% 21% 17% 19% 21% 16% 11% 9% 8% 8% 10% $0 $200 $400 $600 $800 20172018201920202021 Well Intervention Robotics Production Facilities 49% 37% 40% 42% 34% 12% 28% 29% 28% 23% 27% 26% 26% 18% 15% 6% 19% 12% 9% 5% 6% 9% $0 $200 $400 $600 $800 20172018201920202021 United States Brazil United Kingdom West Africa Other 20

2022 OUTLOOK We continue to expect 2022 to be a transition year for Helix, where we see an improving energy environment, despite a tepid macro backdrop, with higher commodity prices as we continue to recover from the pandemic. In the second half 2022, we anticipate a stronger North Sea Well Intervention market, and we expect to redeploy the Siem Helix 1 to Brazil for Trident Energy and to transition the Q7000 to the Asia Pacific region. Our first quarter represented what we expect will be our most challenging, with regulatory inspections on four vessels, the Siem Helix 1 on reduced rates, and the seasonally slow North Sea with limited utilization on both North Sea intervention vessels during the quarter. • Q4000 and Q5000 (Gulf of Mexico) – expect strong utilization during 2022 including planned regulatory inspections for both vessels • Well Enhancer and Seawell (North Sea) –expect slowly recovering market and regulatory inspections for both vessels during first half 2022 followed by improved utilization • Q7000 (West Africa, Asia Pacific)–West Africa campaign into April followed by planned maintenance period; subsequent planned transit to Asia Pacific prior to commencement of decommissioning work offshore New Zealand • Siem Helix 1 and Siem Helix 2 (Brazil) –transition year with Siem Helix 1 contracted to resume intervention work Q4 and Siem Helix 2 on Petrobras contract at reduced rates through late 2022; both vessels have regulatory dockings in 2022 • Robotics –expect stronger 2022, similar to 2020, with expected increased trenching activity in the North Sea, increased vessel activity in the U.S. region including renewables projects, and increased ROV activity 21

2022 OUTLOOK –WELL INTERVENTION • Q4000 (Gulf of Mexico) –started regulatory inspection early April and recommenced operations early May; contracted work in Q2 and Q3 with expected strong utilization for remainder of the year • Q5000 (Gulf of Mexico) – contracted work through Q3 with identified opportunities for remainder of the year • IRS rental units (Gulf of Mexico) –15K IRS has contracted backlog through late Q2 with visibility during remainder of the year; 10K IRS available in the spot market with limited visibility • WellEnhancer (North Sea) –commenced operations early-May with contracted work expected into Q4 with identified opportunities during remainder of the year • Seawell (North Sea) –completed regulatory inspection early Q2; commenced operations early May with contracted work expected into Q3 with scheduling gaps, with visibility during Q4 • Q7000 (West Africa, Asia Pacific) – completed Nigeria operations early Q2 and transited to Namibia for approximate 40-day maintenance period; thereafter possible additional opportunities in West Africa prior to expected transit to the Asia Pacific region with an approximate 30-day docking followed by decommissioning campaign offshore New Zealand expected to commence Q4 • Siem Helix 1 (Brazil) –working on accommodations project offshore Ghana at reduced rates expected through mid-year followed by transit to Brazil and an approximate 30-day scheduled maintenance period with identified opportunities until recommencing intervention work on two-year contract beginning Q4 • Siem Helix 2 (Brazil) –under contract for Petrobras through mid-December 22

• Grand Canyon II (Asia Pacific) –performed ROV support work for decommissioning project offshore Thailand through late April followed by transit to Taiwan for ROV support work on windfarm project expected through late Q3; expected to have high utilization in 2022 before current charter expiration date at end of the year • Grand Canyon III (North Sea) –performed short trenching scopes in April and expected to commenced its seasonal trenching campaign early May expected into Q4; good visibility and strong utilization through year end • Renewables site clearance –participating in boulder removal project using spot vessels expected to continue into Q3; pursuing other site clearance projects for remainder of the year • Horizon Enabler (North Sea)–seasonal charter with flexible terms intended to be used as a second trenching vessel in North Sea; expected to commence trenching work late Q2 • Shelia Bordelon (U.S.) – expected to have high utilization through Q3, including at least 90 days of windfarm support work off U.S. east coast expected to begin mid to late Q2 with follow-on opportunities and good visibility for remainder of the year 2022 OUTLOOK –ROBOTICS 23

2022 Capital additions 1 are currently forecasted at $45-$55 million: •Primarily maintenance capex related to regulatory recertification costs of our vessels and systems •Capital additions during Q1 approximated $11 million and included •Approximately $10 million for regulatory recertification costs, reported in operating cash flows •Approximately $1 million of capital expenditures for new property and equipment •Capital additions for remainder of 2022 expected to be $34 to $44 million Balance Sheet •Our total funded debt 2 is expected to decrease by $39 million (from $310 million atMarch 31, 2022 to $271 million atDecember 31, 2022) as a result of scheduled principal payments •Remaining principal of $35 million on convertible senior notes repaid May 2, 2022 2022 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 1 Capital additions exclude expected acquisition related payments and subsequent capital spending related to acquired companies 2 Excludes unamortized issuance costs 24

1,126 3,186 1,664 1,661 1,597 1,885 0 600 1,200 1,800 2,400 3,000 3,600 2020A2021A2022E2023E2024E2025E Oil & Gas •Helix business lines are primarily production focused and activity driven by Upstream OpEx budgets •COVID19 resulted in numerous projects being delayed Renewable Energy •Robotics segment continues to expand into the renewables market •Market leading position in Europe for trenching services •Expanded geographic mix into U.S. and Asia Pacific •Expanded services beyond trenching MACRO OUTLOOK SUPPORTS UPSIDE POTENTIAL 25 Global Offshore Deepwater O&G OpEx 1 ($ in billions) Global Offshore Wind Additions 2 (Turbines / Foundations) 1 Rystad Energy | Service Demand Cube April 27, 2022 2 Rystad Energy | Offshore Vessel Analysis Dashboard March 1, 2022 53 60 74 80 77 77 $0 $20 $40 $60 $80 $100 2020A2021A2022E2023E2024E2025E 25

•Expect to continue anticipated momentum from second half 2022 into 2023 •Market improvements offer additional upside potential •Continue to maintain momentum on the three legs of our Energy Transition business model •Operating cash flow improvements •Improved operating cash flows in 2023 compared to 2022 •Maintenance capex anticipated to be approximately $40 million 1 annually •Well Intervention •Focus on continued improved operating performance •Expect continued operations in Brazil, with two-year Trident award plus options beginning Q4 2022 • Q7000 to continue with planned Asia Pacific campaign in New Zealand and Australia •Improving outlook for both utilization and rates in the Gulf of Mexico •Three-year contract with Shell through 2024 •Expect continued growth potential in West Africa •Expect the North Sea intervention market to have tight market supply in 2023, offering upward rate potential •Robotics •Anticipate continued strong renewables trenching market •Continued renewables site clearance project opportunities 26 BEYOND 2022 1 Excludes capital spending related to acquired companies

ENERGY TRANSITION The three legs to our model establish Helix as a meaningful Energy Transition company with significant potential: Mature Field Capabilities Expand Abandonment Capabilities Broaden Renewables Market Offering Mature Field Capabilities • Production Enhancement –continue assisting oil and gas producers maximize the recovery of existing fields, mitigating need for new drilling, using our methodologies and purpose-built assets • Alternative solutions –extending end-of-life fields while providing cost-effective abandonment solutions Expand Abandonment Capabilities •Historical success as full-field abandonment contractor •Expansion into shallow water full-field abandonment capabilities planned during 2022 •Believe regulators renewed push for accelerated P&A will accelerate growth of abandonment Broaden Renewables Market Offering •Expand current cable trenching and site preparation services •Offer further specialty support services and geography expansion 27

DECOMMISSIONING MARKET –NORTH AMERICA North America Decommissioning Market Outlook: 2022-2025 28 Source: Rystad Energy ServiceCube, SubseaCube, WellCubeas of May 16, 2022

DECOMMISSIONING MARKET -GLOBAL Global Decommissioning Market Outlook: 2022-2025 29 Source: Rystad Energy ServiceCubeas of May 16, 2022

•Acquisition 1 purchase price of $120 million in cash at closing, plus potential for post-closing earnout consideration payable in 2024 if Alliance business achieves certain financial metrics in 2022 and 2023. Helix can pay earnout consideration in cash, Helix stock, or combination thereof •Aligns with Helix’s Energy Transition business model, by expanding its decommissioning presence in the Gulf of Mexico shelf and advancing Helix’s ESG initiatives by responsibly supporting end-of-life requirements of oil and gas projects •Augments Helix’s decommissioning and life-of-field maintenance service capabilities through the addition of Alliance’s comprehensive shallow water assets, including a fleet of Jones Act-compliant vessels and other equipment, including: •Lift boats •Offshore supply vessels •Heavy lift derrick barge •Diving vessels •Plug and abandonment systems •Coiled tubing systems •Snubbing units ALLIANCE ACQUISITION 1 The agreement is subject to regulatory approvals and contains customary terms and conditions, including representations, warranties and covenants including buyer- side protections 30

•Positions Helix to further penetrate North America decommissioning market, with published reports forecasting nearly $3 billion 2 of decommissioning expenditures 2022 -2025, and potential to expand into global market •Based on assets being acquired, parties’ assumptions and market conditions, and anticipating Alliance potential annual EBITDA 3 in excess of $30-40 million, transaction expected to add accretive free cash flow 3 and diversify Helix’s asset base and revenue stream, at an attractive valuation •Preserves strong financial position and liquidity, 4 as Helix’s pro forma 5 cash, liquidity and net debt 3 would approximate $145 million, $186 million and $119 million, respectively •Enhances financial performance outlook, with expected continued improvements in free cash flow resulting in expected strong liquidity and leverage position ALLIANCE ACQUISITION 2 Source: Rystad Energy ServiceCubeas of May 16, 2022 3 Non-GAAP financial measures, see definition on slide 38 4 Liquidity is calculated as long-term debt (including current maturities) less cash and cash equivalents and restricted cash 5 Pro forma amounts represent March 31, 2022 balances, adjusted for payment of the transaction purchase price with cash on hand, previously scheduled repayment of debt, and the release of cash collateral on a temporary importation bond 31

Corporate Overview •Alliance is a Louisiana-based privately held company that provides services supporting the upstream and midstream industries in the Gulf of Mexico shelf •Services include offshore oil field decommissioning and reclamation, project management, engineered solutions, intervention, maintenance, repair, heavy lift and commercial diving services •Established company with three divisions: Alliance Offshore, Alliance Energy Services and Triton Offshore •Provider of well P&A, subsea/pipeline abandonments, and platform decommissioning and reclamation in Gulf of Mexico ABOUT ALLIANCE 32

Liftboats Dive Support Vessels P&A Spreads ALLIANCE VESSELS & ASSETS Offshore Supply Vessels (OSVs) Heavy Lift Derrick Barge Coiled Tubing Spreads 33 Source: Alliance Energy Group, Alliance Offshore, Alliance Energy Services LLS and Triton Offshore websites

HELIX ALLIANCE ACQUISITION 1 The acquisition is anticipated to create a new segment under the parent Helix Energy Solutions Group •Well intervention services •Full field decommissioning •Riserlesswell intervention vessels and systems •Riser-based well intervention vessels and systems •Subsea systems •Drilling support •Support and construction vessels and services •Seabed trenching •IRM •Subsea engineering Services •Remote operated vehicles (ROVs) • Helix Producer I •Helix Fast Response System •Ownership of oil and gas properties •Offshore oil field decommissioning and reclamation •Project management and engineered solutions •Well intervention •Maintenance and repair •Heavy lift and commercial diving services 34 1 Closing is subject to regulatory approvals

PROJECTED DECOMMISSIONING CAPABILITIES Planning and Engineering Well P&A Pipeline and Subsea Infrastructure Removal Platform Removal Site Clearance and Reclamation SHALLOW WATER DEEPWATER 35

Non-GAAP Reconciliations and Supplemental Information 36

NON-GAAP RECONCILIATIONS ($ in thousands, unaudited) 12/31/201712/31/201812/31/201912/31/202012/31/2021 Reconciliation from Net Income (Loss) to Adjusted EBITDA: Net income (loss)30,052 $ 28,598 $ 57,697 $ 20,084 $ (61,684) $ Adjustments: Income tax provision (benefit)(50,424) 2,400 7,859 (18,701) (8,958) Net interest expense18,778 13,751 8,333 28,531 23,201 (Gain) loss on extinguishment of long-term debt397 1,183 18 (9,239) 136 Other (income) expense, net1,434 6,324 (1,165) (4,724) 1,490 Depreciation and amortization108,745 110,522 112,720 133,709 141,514 Goodwill impairment- - - 6,689 - Non-cash (gain) loss on equity investment1,800 3,430 (1,613) (264) - EBITDA110,782 166,208 183,849 156,085 95,699 Adjustments: (Gain) loss on disposition of assets, net39 (146) - (889) 631 General provision (release) for current expected credit losses- -- 746 (54) Other than temporary loss on note receivable- (1,129) - - Realized losses from foreign exchange contracts not designated as hedging instruments(3,605) (3,224) (3,761) (682) Adjusted EBITDA107,216 $ 161,709 $ 180,088 $ 155,260 $ 96,276 $ Free Cash Flow: Cash flows from operating activities51,638 $ 196,744 $ 169,669 $ 98,800 $ 140,117 $ Less: Capital expenditures, net of proceeds from sale of assets(221,127) (137,058) (138,304) (19,281) (8,271) Free Cash Flow(169,489) $ 59,686 $ 31,365 $ 79,519 $ 131,846 $ 37

NON-GAAP DEFINITIONS

Non-GAAP Financial Measures

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets and gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets and the general provision (release) for current expected credit losses, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments, which are excluded from EBITDA as a component of net other income or expense.

We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets.

We use EBITDA, Adjusted EBITDA and Free Cash Flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA and Free Cash Flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and Free Cash Flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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Thank you 39